EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    25-Jul-05                                                         31-Jul-05

    Distribution Date:      BMW Vehicle Owner Trust 2005-A             Period #
    25-Aug-05               ------------------------------                    5

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    Balances
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

                                                                                 Initial               Period End
        Receivables                                                       $1,500,000,024           $1,246,642,861
        Reserve Account                                                       $7,194,411               $7,194,411
        Yield Supplement Overcollateralization                               $61,117,886              $50,896,137
        Overcollateralization                                                       $137               $6,500,753
        Class A-1 Notes                                                     $324,000,000              $74,363,971
        Class A-2 Notes                                                     $457,000,000             $457,000,000
        Class A-3 Notes                                                     $361,000,000             $361,000,000
        Class A-4 Notes                                                     $264,507,000             $264,507,000
        Class B Notes                                                        $32,375,000              $32,375,000

    Current Collection Period
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        Beginning Receivables Outstanding                                 $1,294,538,780
        Collections
            Principal Collections
                 Receipts of Scheduled Principal                             $29,738,026
                 Receipts of Pre-Paid Principal                              $17,518,305
                 Liquidation Proceeds                                           $347,708
                 Principal Balance Allocable to Gross Charge-offs               $291,879
            Total Principal Reduction                                        $47,895,919

            Interest Collections
                 Receipts of Interest                                         $4,066,990
                 Servicer Advances                                              $129,391
                 Reimbursement of Previous Servicer Advances                          $0
                 Accrued Interest on Purchased Receivables                            $0
                 Recoveries                                                      $61,208
                 Net Investment Earnings                                         $19,699
            Total Interest Collections                                        $4,277,287

        Total Collections                                                    $51,881,327

        Ending Receivables Outstanding                                    $1,246,642,861

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance                 $219,337
        Current Period Servicer Advance                                         $129,391
        Current Reimbursement of Previous Servicer Advance                            $0
        Ending Period Unreimbursed Previous Servicer Advances                   $348,729

    Collection Account
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        Deposits to Collection Account                                       $51,881,327

        Distribution Amounts Due
            Servicing Fees Due                                                $1,078,782
            Class A Noteholder Interest Distribution Due                      $3,869,174
            First Priority Principal Distribution Due                         $7,938,099
            Class B Noteholder Interest Distribution Due                        $119,518
            Second Priority Principal Distribution Due                       $32,375,000
            Reserve Account Deposit Due                                               $0
            Regular Principal Distribution Due                               $13,731,157
            Unpaid Trustee Fees Due                                                   $0

            Amounts Paid to the Servicer                                      $1,078,782
            Amounts Deposited into Note Distribution Account                 $50,802,544
            Amounts Deposited into Reserve Account                                    $0
            Excess Funds Released to Depositor                                        $0
        Total Distributions from Collection Account                          $51,881,327


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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                         $0
            Release from Collection Account                                      $0
        Total Excess Funds Released to the Depositor                             $0

    Note Distribution Account
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        Amount Deposited from the Collection Account                    $50,802,544
        Interest Distribution to Noteholders                             $3,988,691
        Principal Distribution to Noteholders                           $46,813,853
        Amount Deposited from the Reserve Account                                $0
        Amount Paid to Noteholders                                      $50,802,544

    Distributions
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        Interest Distributable Amount                                   Current Int           Per $1,000
        Class A-1 Notes                                                    $316,549                $2.61
        Class A-2 Notes                                                  $1,393,850                $3.05
        Class A-3 Notes                                                  $1,215,367                $3.37
        Class A-4 Notes                                                    $943,408                $3.57
        Class B Notes                                                      $119,518                $3.69

        Monthly Principal Distributable Amount                      Current Payment       Ending Balance      Per $1,000      Factor
        Class A-1 Notes                                                 $46,813,853          $74,363,971         $386.32      61.37%
        Class A-2 Notes                                                          $0         $457,000,000           $0.00     100.00%
        Class A-3 Notes                                                          $0         $361,000,000           $0.00     100.00%
        Class A-4 Notes                                                          $0         $264,507,000           $0.00     100.00%
        Class B Notes                                                            $0          $32,375,000           $0.00     100.00%

    Carryover Shortfalls
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                                                                             Prior
                                                                        Period Carryover      Current Payment      Per $1,000
        Class A-1 Interest Carryover Shortfall                                   $0                   $0              $0
        Class A-2 Interest Carryover Shortfall                                   $0                   $0              $0
        Class A-3 Interest Carryover Shortfall                                   $0                   $0              $0
        Class A-4 Interest Carryover Shortfall                                   $0                   $0              $0
        Class B Interest Carryover Shortfall                                     $0                   $0              $0


    Receivables Data
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                                                                   Beginning Period        Ending Period
        Number of Contracts                                                  60,588               58,984
        Weighted Average Remaining Term                                       48.44                47.58
        Weighted Average Annual Percentage Rate                               4.42%                4.40%

        Delinquencies Aging Profile End of Period                     Dollar Amount           Percentage
            Current                                                  $1,157,391,864               92.84%
            1-29 days                                                   $77,596,187                6.22%
            30-59 days                                                  $10,475,087                0.84%
            60-89 days                                                     $882,859                0.07%
            90-119 days                                                    $296,595                0.02%
            120+ days                                                          $269                0.00%
            Total                                                    $1,246,642,861              100.00%
            Delinquent Receivables +30 days past due                    $11,654,811                0.93%


        Write-offs
            Gross Principal Write-Offs for Current Period                  $291,879
            Recoveries for Current Period                                   $61,208
            Net Write-Offs for Current Period                              $230,672

            Cumulative Realized Losses                                     $381,009


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        Repossessions                                                 Dollar Amount                Units
            Beginning Period Repossessed Receivables Balance             $1,808,637                   60
            Ending Period Repossessed Receivables Balance                $1,693,485                   61
            Principal Balance of 90+ Day Repossessed Vehicles              $154,628                    7


    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                $52,873,264
        Beginning Period Amount                                         $52,873,264
        Current Distribution Date Required Amount                       $50,896,137
        Current Period Release                                           $1,977,128
        Ending Period Amount                                            $50,896,137
        Next Distribution Date Required Amount                          $48,953,083

    Reserve Account
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        Beginning Period Required Amount                                 $7,194,411
        Beginning Period Amount                                          $7,194,411
        Net Investment Earnings                                             $19,699
        Beginning Period Required Amount                                 $7,194,411
        Current Period Deposit Amount Due                                        $0
        Current Period Deposit Amount Paid From Collection Account               $0
        Current Period Release to Note Distribution Account                      $0
        Ending Period Required Amount                                    $7,194,411
        Current Period Release to Depositor                                      $0
        Ending Period Amount                                             $7,194,411


    Overcollateralization
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        Beginning Period Amount                                          $5,605,691
        Ending Period Target Credit Enhancement OC Amount               $13,731,157
        Ending Period Amount                                             $6,500,753
        Current Period Release                                                   $0
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